SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2001

                        RYDER VEHICLE LEASE TRUST 1999-A
             (Exact name of registrant as specified in its charter)

Delaware                               333-81455             52-7000600
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


3600 NW 82nd Avenue, Miami, Florida                          33166
(Address of principal executive offices)                     (Zip Code)

                                 (305) 500-3726
              (Registrant's telephone number, including area code)

                                   Page 1 of 9

            This report consists of 9 consecutively numbered pages.

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ITEM 5.           OTHER EVENTS

                  The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended December 31, 2000 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A on January 16, 2001.

ITEM 7.           EXHIBITS

                  The following is filed as an exhibit to this report:

                  Exhibit 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended December 31, 2000.

                                       2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RYDER VEHICLE LEASE TRUST 1999-A
                                           (Registrant)

Date: January 16, 2001                     /s/ W. Daniel Susik
                                           -------------------
                                           W. Daniel Susik
                                           Vice President and Treasurer
                                           Ryder Truck Rental, Inc.

                                           (Duly Authorized Officer of the
                                           Administrator on behalf of the Trust)

                                       3

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                                INDEX TO EXHIBITS

Exhibit
Number            Description of Exhibit                                    Page

Exhibit 99.1      Quarterly Report to Investors (Payment Date Certificate)    5
                  for the quarter ended December 31, 2000

                                       4